JANEL WORLD TRADE, LTD.

Term Loan Subscription Agreement

Janel World Trade, Ltd.
150-14 132nd Avenue
Jamaica, New York, 11434

Gentlemen:

1.           The undersigned (“Lender”) hereby subscribes for, and agrees to loan Janel World Trade, Ltd. (the “Company”), a Nevada corporation, the sum of $_______________________ as a participant in a term loan in the total amount of Three Million Dollars ($3,000,000.00) to be repaid pursuant to terms and provisions of the attached promissory note (the "Note") together with interest at the rate of Ten Percent (10%) per annum, which repayment may be made by the issuance of shares of the Company's $.001 par value common stock (the "Conversion Shares) as set forth in the Note, and the issuance to the Lender of a five (5) year warrant (the “Warrant”) to purchase shares of the voting common stock of the Company (the “Warrant Shares”) amounting to fifteen percent (15%) of the face amount of the Note at an exercise price of One Dollar Twenty-Five Cents ($1.25) per share as provided in the Warrant. This subscription is duly executed and the undersigned hereby tenders his Loan to the Company by delivery of the undersigned’s check (subject to collection) or wire transfer in the amount of $___________ within 7 days of the signing of this Agreement.

2.           The undersigned hereby acknowledges, represents, warrants, covenants and agrees as follows:

(a)           he has been advised by the Company that is seeking to borrow a total of $3,000,000 solely for the purpose of Janel's acquisition of assets from Ferrara International Logistics, Inc. and working capital;

(b)           he has relied solely (except as indicated in subsections (c) and (d) below) on the information contained in the Form 10-K, 10-Q and 8-K documents filed with the Securities and Exchange Commission ("SEC") by the Company (the “Company Disclosure”);

(c)           he has been given the opportunity to ask questions of and received answers from the Company concerning the terms and conditions of the Loan and other matters pertaining to the Company, and has been given the opportunity to obtain such information to verify the accuracy of the information contained in the Company Disclosure or that was otherwise provided in order for him to evaluate the merits and risks of the Loan to the extent the Company possesses such information or can acquire it without unreasonable effort or expense and has not been furnished any other offering literature;

(d)           he has not been furnished with any oral representation or oral information in connection with the Loan not contained in the Company Disclosure;

(e)           he has determined that the Loan is a suitable investment for him in view of his presently anticipated financial needs and that he could bear a total loss of his investment at this time for the foreseeable future;

(f)           he is not relying on the Company, its officers, directors, employees, agents, investment bankers or attorneys, or on the references to any legal discussions in the Company Disclosure, if any, with respect to individual tax and other legal or economic considerations involved in this investment. The Lender has relied on his own knowledge and experience and that of his legal and economic advisors with regard to the tax and other legal or economic considerations involved in this investment. The Lender is capable of evaluating for himself the merits and risks of the Loan on the terms and conditions set forth in the promissory note and Warrant Agreement;

(g)           he will not sell or otherwise transfer the Warrant, the underlying Warrant Shares, or the Conversion Shares without registration under the Securities Act of 1933 (the “Securities Act”) and appropriate state securities (“Blue Sky”) laws of the availability of appropriate exemptions therefrom and fully understands and agrees that he must bear the economic risks of his Loan for an indefinite period of time because, among other reasons, neither the Warrant nor the Warrant Shares or Conversion Shares have been registered under the Securities Act or under the Blue Sky laws of any state and, therefore, cannot be resold, pledged, assigned, hypothecated or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable Blue sky laws or pursuant to available exemptions from such registration. He also understands that the Company has only a limited obligation to register the Warrant Shares or Conversion Shares on his behalf;

(h)           The Company is agreeing to register the Warrant Shares and Conversion Shares for resale under the Securities Act pursuant to the Piggyback Registration Provisions Attached to the Note. However, there is no assurance that the Company will be able to register Warrant Shares or Conversion Shares for resale under the Securities Act.

Moreover, in the event a securities offering for which an SEC Registration Statement is filed by the Company is underwritten by a registered securities broker/dealer (the “Underwriter”), and in the further event that the Underwriter informs the Company in writing that the inclusion in the SEC Registration Statement of the Warrant Shares or Conversion Shares acquired by the Lender in this offering will result in the inability to successfully complete the offering for which the SEC Registration Statement is being filed, or the inability to qualify the SEC Registration Statement in one or more states which the Underwriter, in its sole discretion, deems necessary for that offering to proceed, the Lender will be required to withhold some or all of the Warrant Shares or Conversion Shares from that offering in accordance with the instructions of the Underwriter.  In that event, the Company shall thereafter file not more than one SEC Registration Statement for the express purpose of registering the Lender’s Warrant Shares or Conversion Shares within nine (9) months after the closing date of the offering in which the Underwriter declined to permit Lender’s shares to be included in the SEC Registration Statement.  Moreover, if requested by the Underwriter, the Lender must agree to a “lock up” of their Warrant Shares or Conversion Shares being included in the SEC Registration Statement (for a period not to exceed the lock up agreed-to by the Company’s affiliates) so that the Lender does not sell, assign or transfer or otherwise dispose of any of those Warrant Shares or Conversion Shares for a reasonable period of time following the effective date of that SEC Registration Statement, subject to earlier release at the discretion of the Underwriter.

(i)           he is a citizen and a bona fide resident of the United States and is at least twenty-one (21) years of age;

(j)           he has an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year;

(k)          the Loan he is subscribing for, and the Warrant, Warrant Shares and Conversion Shares he may acquire will be acquired solely for the account of the undersigned, for investment purposes only and are not being purchased for any distribution, subdivision or fractionalization thereof; the undersigned has no contract undertaking, agreement or arrangement with any person to sell, transfer or pledge any Warrant, Warrant Shares or Conversion Shares to such person or anyone else and the undersigned has no present plan to enter into any such contract, undertaking, agreement or arrangement;

(l)           he has furnished the Company, its advisors or attorneys with information about himself and such information is correct and complete as of the date of this Subscription agreement. If there should be any material change in such information he will immediately furnish such revised or corrected information to the Company, its advisors or attorneys; and

(m)         he has made the foregoing representations, warranties, covenants and agreements knowing that they shall survive his Loan, its repayment his receipt of the Warrant and any acquisition of Warrant Shares or Conversion Shares.

3.           Lender Awareness. The undersigned acknowledges his complete understanding of the following facts:

(a)          No federal or state agency has passed upon the investment quality of the Loan or Warrant, Warrant Shares or Conversion Shares, or has made any finding or determination as to the fairness, merits or risks of any investment in them.

(b)         There are substantial risks of loss of the investment incident to the Loan or the Warrant, Warrant Shares or Conversion Shares, including those summarized in portions of the Company Disclosure.

(c)          Neither the Loan nor the Warrant, Warrant Shares or Conversion Shares have been registered under the Securities Act or the Blue Sky laws and must be held indefinitely unless subsequently so registered or exemptions from such registration are available. The Warrant, Warrant Shares and Conversion Shares cannot be sold without registration or other compliance with the Securities Act and applicable Blue Sky laws. In Summary, the undersigned understands that neither the Warrant, Warrant Shares or Conversion Shares have been registered under the securities laws of any jurisdiction and that all Warrant Shares or Conversion Shares acquired by him may not be transferred unless they are registered or an exemption from such registration is otherwise available.

(d)         All budgets or forecasts or pro-forma financial statements or presentations set forth in the Company Disclosure are based on various estimates and forecasts of the Company and others and are subject to the caveats set forth therein, since they require a prediction about events that have not yet taken place and cannot be relied upon to predict actual results.

(e)         In the event one or more NASD member securities broker/dealers participate in referring qualified investors, they will receive a commission equal to 10% of the resulting investment.

4.           Indemnity The undersigned hereby indemnifies and holds harmless the Company, its officers, directors, employees, advisors, attorneys and each other person, if any who “controls” any of them (within the meaning of Section 15 of the Securities Act) from and against any and all loss, liability, claim, damage and expense whatsoever and howsoever incurred investigating, preparing or defending against any litigation commenced or threatened (or any other claim whatsoever) or settling or paying any claim arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with the transactions contemplated herein.

5.           Modification. Neither this Agreement nor any provision hereof will be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

6.           Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein or in the Memorandum or additional materials, or (b) delivered personally at such address, or (c) delivered by fax transmission to a fax number provided by such person (who confirms receipt thereof).

7.           Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties.

8.           Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrations, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the covenants, agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person.

10.           Entire Agreement. This instrument contains the entire agreement of the parties and there are no representations, warranties, covenants or other agreements, except as stated or referred to herein.

11.           Assignability. This Agreement is not transferable or assignable by the undersigned except with the written consent of the Company.

12.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

The undersigned has executed this Subscription Agreement on this ___ day of ________, 2008.

Face Amount of the Note	Subscriber Signature:
Subscribed For:
$
Name:
Residence Address:
City: State: Zip

Tax Identification or Social Security Number:

SUBSCRIPTION ACCEPTED ON
THE ___DAY OF _________, 2008.	JANEL WORLD TRADE, LTD.

By:
James N. Jannello, CEO